[PHOTO]

                                                     Annual Report June 30, 2000

Oppenheimer
Gold & Special Minerals Fund


                                                     [LOGO OF OPPENHEIMER FUNDS]

--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
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        CONTENTS

1       President's Letter

3       An Interview
        with Your Fund's
        Managers

7       Fund Performance

12      Financial
        Statements

28      Independent
        Auditors' Report

29      Federal Income
        Tax Information

30      Officers and
        Trustees

Gold markets declined in response to the strength of the U.S. dollar and sales of gold reserves by central banks. The Fund benefited from investments in special-minerals producers, most notably in palladium and platinum, although pricing pressures constrained profits.

We concentrated on core holdings of well-capitalized senior gold producers, many of which held their value relatively well.

Average Annual
Total Returns*

For the 1-Year Period
Ended 6/30/00

Class A
Without          With
Sales Chg.       Sales Chg.
----------------------------
-8.83%           -14.07%

Class B
Without          With
Sales Chg.       Sales Chg.
----------------------------
-9.52%           -13.98%

Class C
Without          With
Sales Chg.       Sales Chg.
----------------------------
-9.42%           -10.31%

*See Notes on page 10 for further details.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Gold & Special
Minerals Fund

Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

    As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.

    During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

    At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

1 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

    We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

    You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
July 24, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]

Portfolio Management Team
(l to r)
Frank Jennings
Shanquan Li1
(Portfolio Manager)

How would you characterize the Fund's performance during the one-year period ended June 30, 2000?

A. Gold prices came under pressure during the reporting period, ending the one-year period near the point at which they had begun. The Fund's performance suffered as a result. While we are disappointed with these results, we believe it is important to note that the environment for gold-oriented funds was extremely challenging during the reporting period.

What made this such a challenging time for gold?

Gold markets fell throughout the period, due to a variety of unfavorable economic conditions. One was the strength of the U.S. dollar, which was supported by continued expansion of the U.S. economy, low rates of inflation and high levels of consumer confidence. Since gold is often viewed as a refuge from economic uncertainty and weakening currency, gold prices tend to fall when the U.S. economy shows strength and the value of the dollar rises.

    Another factor depressing the price of gold was an increase in the worldwide gold supply. A number of central banks have been selling their gold reserves. By the beginning of July 1999, high sales volumes caused gold prices to dip to 20-year lows of just over $250 per ounce. Prices remained at these levels until September 1999, when the 15 European Central Banks announced an agreement to limit gold sales. As a result, the price of gold rose sharply, cresting at nearly $325 per ounce in early October 1999. However, under continued pressure from central bank sales, gold prices quickly lost momentum, falling to nearly $270 per ounce. When gold prices rose to over $310 per ounce in February 2000, sales volume increased as well, causing the price to decline once again.

1. Effective August 10, 2000, Shanquan Li is the sole portfolio manager of the Fund.

3 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

"We believe gold remains as attractive as ever as a hedge against declines in other sectors of the economy."

How did the Fund respond to these conditions?

Among gold stocks, we maintained our focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. and Barrick Gold Corp. Some of our holdings were hurt by the negative environment for gold, especially during the second half of the period, while others held their value relatively well during the period. Regardless of the short-term performance of our various holdings, we continued to maintain our positions in leading gold mining, exploration and development companies. We pursue this strategy because we believe these companies are strongly positioned to benefit from rising gold prices, and are financially sound enough to withstand the economic pressures associated with volatile gold prices.

In the special-minerals sector, where approximately 20% of the Fund's portfolio is allocated, we concentrated on companies with high earnings growth, such as Stillwater Mining Co. and Impala Platinum Holdings Ltd. Our focus on earnings growth is one of the characteristics that differentiate the Fund from most of its peers. In particular, we scored notable successes with stocks of platinum and palladium producers. The performance of these companies was driven by strong industrial demand for platinum and palladium in a variety of consumer electronics and in environmentally mandated catalytic converters, as well as by consumer demand for platinum jewelry.

4 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Average Annual
Total Returns

For the Periods Ended 6/30/002

Class A
1-Year      5-Year  10-Year
----------------------------
-14.07%     -8.66%   -2.55%

Class B            Since
1-Year      5-Year Inception
----------------------------
-13.98%       N/A    -7.52%

Class C            Since
1-Year      5-Year Inception
----------------------------
-10.31%       N/A    -7.06%

What is your outlook for the future?

We believe gold remains as attractive as ever as a hedge against declines in other sectors of the economy. Historically, gold prices and gold stocks have risen sharply when the prices of other assets have dropped. That's why ownership of gold is viewed by many as insurance against loss of value in other investments, such as stocks and bonds.

    We remain wary of the prospect for other special minerals over the coming months. While demand for many special minerals remains strong, prices have so far proved resistant to increases. Furthermore, rising U.S. interest rates have increased the likelihood that the economy may slow, thereby reducing industrial demand. Accordingly, we remain watchful of global supply-and-demand trends, awaiting convincing evidence that market conditions are improving before we consider increasing the Fund's exposure to the sector.

    Over the long term, we see strong fundamentals in the market for gold and special minerals. As the level of economic activity grows around the world, demand for these essential commodities is likely to accelerate correspondingly. We believe the companies in which we invest are strongly positioned to benefit from that increasing demand. In particular, the long-term outlook for gold remains positive because worldwide demand has, for many years, outpaced mining production. Although central bank sales have filled the gap between supply and demand thus far, their gold reserves are finite. Eventually, we believe it likely that demand will drive prices higher, creating favorable conditions for the types of companies in which we invest. We also see continuing investment opportunities among platinum and palladium producers. Only a handful of major companies worldwide supply the growing market for these metals, and few reserves are held above ground.

2. See Notes on page 10 for further details.

5 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Portfolio Allocation3

           [GRAPH]

 . Gold & Precious
  Minerals           84.2%
 . Metals             11.2
 . Cash
  Equivalents         3.7
 . Other               0.9

Regardless of the performance of the gold and special-mineral markets in the future, we believe our conservative, disciplined investment approach will help us identify the firms best positioned to survive and thrive. That's why Oppenheimer Gold & Special Minerals Fund remains part of The Right Way to Invest.

Top Ten Common Stock Issuers4
--------------------------------------------------------
Barrick Gold Corp.                                8.3%
--------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                   7.0
--------------------------------------------------------
Stillwater Mining Co.                             6.8
--------------------------------------------------------
Newmont Mining Co.                                6.7
--------------------------------------------------------
Anglo American Platinum Corp. Ltd.                5.7
--------------------------------------------------------
Impala Platinum Holdings Ltd.                     5.6
--------------------------------------------------------
Placer Dome, Inc.                                 5.1
--------------------------------------------------------
Homestake Mining Co.                              4.6
--------------------------------------------------------
AngloGold Ltd.                                    4.4
--------------------------------------------------------
Gold Fields Ltd.                                  3.7


3. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of common stock holdings.

6 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended June 30, 2000, the performance of Oppenheimer Gold & Special Minerals Fund benefited from a two-tiered strategy in the gold and the special minerals sectors. Gold stock experienced sharp volatility, driven by the shifting stances of central banks regarding the sales of gold reserves. In this sector, we focused on large companies with strong balance sheets that were well positioned to share in the market's rise and protected against market declines. In the special-minerals sector, where strong demand fueled earnings growth, we focused on fast-growing companies, especially producers of platinum and palladium. The Fund's portfolio and our management strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until June 30, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index. The Fund's investments are concentrated in one group of industries, while the Morgan Stanley World Index includes companies from different industries with different degrees of volatility and returns.

7 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Gold & Special Minerals Fund (Class A)
-- Morgan Stanley Capital International (MSCI) World Index

                                    [GRAPH]

                Oppenheimer Gold &          Morgan Stanley
                 Special Minerals        Capital International
                  Fund (Class A)          (MSCI) World Index

6/30/90               9,425                     10,000
6/30/91               8,415                      9,569
6/30/92               8,843                     10,031
6/30/93              10,359                     11,778
6/30/94              11,214                     13,047
6/30/95              11,441                     14,510
6/30/96              12,065                     17,267
6/30/97              10,833                     21,205
6/30/98               7,558                     24,908
6/30/99               8,468                     28,913
6/30/2000             7,220                     32,537

Average Annual Total Return of Class A Shares of the Fund at 6/30/00/1/ 1-Year-14.07% 5-Year-8.66% 10-Year-2.55%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Gold & Special Minerals Fund (Class B)
-- Morgan Stanley Capital International (MSCI) World Index

                                    [GRAPH]

                Oppenheimer Gold &          Morgan Stanley
                 Special Minerals        Capital International
                  Fund (Class B)          (MSCI) World Index

11/1/95              10,000                     10,000
8/30/96              11,425                     11,257
8/30/97              10,170                     13,824
8/30/98               7,045                     16,238
8/30/99               7,830                     18,849
6/30/2000             7,085                     21,211

Average Annual Total Return of Class B Shares of the Fund at 6/30/00/1/ 1-Year-13.98% Life-7.52%

8  OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

-- Oppenheimer Gold & Special Minerals Fund (Class C)
-- Morgan Stanley Capital International (MSCI) World Index

                                    [GRAPH]

                Oppenheimer Gold &          Morgan Stanley
                 Special Minerals        Capital International
                  Fund (Class C)          (MSCI) World Index

11/1/95              10,000                     10,000
8/30/96              11,441                     11,257
8/30/97              10,194                     13,824
8/30/98               7,061                     16,238
8/30/99               7,846                     18,849
6/30/2000             7,107                     21,211

Average Annual Total Return of Class C Shares of the Fund at 6/30/00/1/ 1-Year -10.31% Life -7.06%

The performance information for the Morgan Stanley Capital International (MSCI) World Index begins on 6/30/90 for Class A and 10/31/95 for both Class B and Class C.
1. See page 10 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to same scale.

9 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). The ending account value shown in the graph is net of the applicable 2% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

10 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                                      Financials

11 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2000

                                                                   Market Value
                                                        Shares       See Note 1
================================================================================
Common Stocks--95.3%
--------------------------------------------------------------------------------
Basic Materials--94.4%
--------------------------------------------------------------------------------
Gold & Precious Minerals--83.1%
--------------------------------------------------------------------------------
Gold--6.6%
Franco-Nevada Mining Corp. Ltd.                        482,940      $ 5,573,513
--------------------------------------------------------------------------------
Gold Mining: Australia--6.5%
Delta Gold Ltd.                                      1,000,000          745,096
--------------------------------------------------------------------------------
Lihir Gold Ltd.1                                     2,500,000          990,660
--------------------------------------------------------------------------------
Newcrest Mining Ltd.1                                  700,000        1,891,260
--------------------------------------------------------------------------------
Ranger Minerals NL1                                    300,000          360,240
--------------------------------------------------------------------------------
Sons of Gwalia Ltd.                                    453,019        1,427,961
--------------------------------------------------------------------------------
Zimbabwe Platinum Mines Ltd.1                          200,000          24,376
                                                                    ------------
                                                                      5,439,593

--------------------------------------------------------------------------------
Gold Mining: Canada--20.9%
Agnico-Eagle Mines Ltd.                                280,000        1,757,441
--------------------------------------------------------------------------------
Barrick Gold Corp.                                     363,860        6,608,081
--------------------------------------------------------------------------------
Cambior, Inc.1                                         328,900          155,382
--------------------------------------------------------------------------------
Francisco Gold Corp.1                                   74,000          304,650
--------------------------------------------------------------------------------
Goldcorp, Inc., Cl. A1                                 323,900        2,317,163
--------------------------------------------------------------------------------
Kinross Gold Corp.1                                    408,700          364,098
--------------------------------------------------------------------------------
Placer Dome, Inc.                                      420,000        4,016,250
--------------------------------------------------------------------------------
Teck Corp., Cl. B                                      279,800        1,907,255
                                                                    ------------
                                                                     17,430,320

--------------------------------------------------------------------------------
Gold Related Investment--2.9%
Normandy Mining Ltd.                                 4,435,109        2,396,556
--------------------------------------------------------------------------------
Gold Mining: South Africa--17.7%
AngloGold Ltd.                                          61,500        2,512,611
--------------------------------------------------------------------------------
AngloGold Ltd., CUFS                                    39,550        1,657,458
--------------------------------------------------------------------------------
AngloGold Ltd., Sponsored ADR                           48,000          987,000
--------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR1            346,120          605,710
--------------------------------------------------------------------------------
Avgold Ltd.1                                         1,500,000          796,460
--------------------------------------------------------------------------------
Durban Roodepoort Deep Ltd.1                           180,000          185,841
--------------------------------------------------------------------------------
Gold Fields Ltd.                                       742,147        2,911,668
--------------------------------------------------------------------------------
Harmony Gold Mining Co.                                364,600        2,016,593
--------------------------------------------------------------------------------
IAMGOLD Corp.1                                         210,000          432,274
--------------------------------------------------------------------------------
Meridian Gold, Inc.1                                   340,400        2,067,625
--------------------------------------------------------------------------------
Western Areas Ltd.                                     265,000          615,597
                                                                    ------------
                                                                     14,788,837

                   12 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                                                   Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Gold Mining: United States--10.8%
Homestake Mining Co.                                   530,000      $ 3,643,750
--------------------------------------------------------------------------------
Newmont Mining Corp.                                   247,871        5,360,210
                                                                    ------------
                                                                      9,003,960

--------------------------------------------------------------------------------
Platinum Mining--17.7%
Anglo American Platinum Corp. Ltd.                      73,600        2,121,156
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                 83,718        2,412,836
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                          120,000        4,463,717
--------------------------------------------------------------------------------
Northam Platinum Ltd.                                  313,100          360,204
--------------------------------------------------------------------------------
Stillwater Mining Co.1                                 194,000        5,407,750
                                                                    ------------
                                                                     14,765,663
                                                                    ------------
                                                                     69,398,442

--------------------------------------------------------------------------------
Metals--11.3%
--------------------------------------------------------------------------------
Aluminum--3.3%
Century Aluminum Co.                                    67,000          728,625
--------------------------------------------------------------------------------
Outokumpu Oyj                                          111,800        1,071,715
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                              49,200          913,275
                                                                    ------------
                                                                      2,713,615

--------------------------------------------------------------------------------
Copper--1.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B1            30,000          277,500
--------------------------------------------------------------------------------
Jiangxi Copper Co. Ltd., H Shares1                   1,200,000          103,139
--------------------------------------------------------------------------------
Phelps Dodge Corp.                                      20,000          743,750
                                                                    ------------
                                                                      1,124,389

--------------------------------------------------------------------------------
Metals: Diversified--5.5%
Alcoa, Inc.                                             28,000          812,000
--------------------------------------------------------------------------------
Dia Met Minerals Ltd., Cl. B1                           80,000        1,079,841
--------------------------------------------------------------------------------
Rio Tinto plc                                           30,500          498,679
--------------------------------------------------------------------------------
Sumitomo Metal Mining Co.                              240,000        1,134,162
--------------------------------------------------------------------------------
WMC Ltd.                                               229,100        1,027,923
                                                                    ------------
                                                                      4,552,605

--------------------------------------------------------------------------------
Metals: Miscellaneous--1.2%
Grupo Mexico SA, Series B                              186,900          518,349
--------------------------------------------------------------------------------
Tokyo Tungsten Co.                                      43,000          458,835
                                                                    ------------
                                                                        977,184
                                                                    ------------
                                                                      9,367,793

--------------------------------------------------------------------------------
Consumer Staples--0.9%
--------------------------------------------------------------------------------
Household Goods--0.9%
Antofagasta plc                                        141,200          763,133
                                                                    ------------
Total Common Stocks (Cost $86,248,878)                               79,529,368

                   13 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued

                                                                   Market Value
                                                        Shares       See Note 1
================================================================================
Preferred Stocks--1.3%

Ashanti Goldfields Co. Ltd., A Shares2                  88,888      $    79,999
--------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv., Non-Vtg       33,900        1,000,050
                                                                    ------------
Total Preferred Stocks (Cost $1,866,040)                              1,080,049


                                                     Principal
                                                        Amount
================================================================================
Repurchase Agreements--3.7%

Repurchase agreement with Zion First National
Bank, 6.55%, dated 6/30/00, to be repurchased
at $3,136,711 on 7/3/00, collateralized by
U.S. Treasury Bonds, 7.25%--7.875%, 5/15/16--
2/15/21, with a value of $1,206,491 and U.S.
Treasury Nts., 5.25%--6.625%, 6/30/01--2/15/06,
with a value of $1,997,224 (Cost $3,135,000)        $3,135,000        3,135,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $91,249,918)           100.3%      83,744,417
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                     (0.3)        (259,949)
                                                    ----------------------------
Net Assets                                               100.0%     $83,484,468
                                                    ============================

Footnotes to Statement of Investments

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification                      Market Value          Percent
--------------------------------------------------------------------------------
Canada                                             $26,583,573             31.7%
United States                                       22,021,910             26.3
South Africa                                        19,989,393             23.9
Australia                                           10,601,530             12.7
Japan                                                1,592,997              1.9
Great Britain                                        1,261,811              1.5
Finland                                              1,071,715              1.3
Mexico                                                 518,349              0.6
Hong Kong                                              103,139              0.1
                                                   -----------------------------
Total                                              $83,744,417            100.0%
                                                   =============================

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

                   14 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000

================================================================================
Assets

Investments, at value (cost $91,249,918)--see accompanying
statement                                                           $83,744,417
--------------------------------------------------------------------------------
Cash                                                                     25,655
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                      152,472
Interest and dividends                                                      578
Other                                                                    12,845
                                                                    ------------
Total assets                                                         83,935,967

================================================================================
Liabilities

Payables and other liabilities:
Shares of beneficial interest redeemed                                  124,529
Trustees' compensation                                                  109,688
Shareholder reports                                                      97,171
Distribution and service plan fees                                       48,216
Transfer and shareholder servicing agent fees                            39,366
Legal, auditing and other professional fees                              20,138
Other                                                                    12,391
                                                                    ------------
Total liabilities                                                       451,499

================================================================================
Net Assets                                                          $83,484,468
                                                                    ============
================================================================================
Composition of Net Assets

Paid-in capital                                                    $112,562,082
--------------------------------------------------------------------------------
Overdistributed net investment income                                (1,184,693)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                               (20,387,420)
--------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies             (7,505,501)
                                                                    ------------
Net Assets                                                          $83,484,468
                                                                    ============

================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net
assets of $61,298,004 and 6,966,736 shares of beneficial
interest outstanding)                                                     $8.80
Maximum offering price per share (net asset value plus sales
charge of 5.75% of offering price)                                        $9.34
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $15,907,146 and 1,843,393 shares of
beneficial interest outstanding)                                          $8.63
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,279,318 and 725,497 shares of beneficial interest
outstanding)                                                              $8.66

See accompanying Notes to Financial Statements.

                   15 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2000

================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $147,892)            $ 1,906,273
--------------------------------------------------------------------------------
Interest                                                                 60,561
                                                                    ------------
Total income                                                          1,966,834

================================================================================
Expenses

Management fees                                                         719,230
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 160,809
Class B                                                                 166,430
Class C                                                                  65,872
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                           208,095
--------------------------------------------------------------------------------
Shareholder reports                                                     134,571
--------------------------------------------------------------------------------
Trustees' compensation                                                   33,999
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,794
--------------------------------------------------------------------------------
Other                                                                    36,138
                                                                    ------------
Total expenses                                                        1,527,938
Less expenses paid indirectly                                            (2,270)
                                                                    ------------
Net expenses                                                          1,525,668

================================================================================
Net Investment Income                                                   441,166

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           5,613,011
Foreign currency transactions                                          (901,423)
                                                                    ------------
Net realized gain                                                     4,711,588
--------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                          (9,147,480)
Translation of assets and liabilities denominated in foreign
currencies                                                           (2,720,364)
                                                                    ------------
Net change                                                          (11,867,844)
                                                                    ------------
Net realized and unrealized loss                                     (7,156,256)

================================================================================
Net Decrease in Net Assets Resulting from Operations                $(6,715,090)
                                                                    ============

See accompanying Notes to Financial Statements.

                   16 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended June 30,                                       2000             1999
================================================================================
Operations

Net investment income                             $    441,166      $   446,320
--------------------------------------------------------------------------------
Net realized gain (loss)                             4,711,588       (1,538,761)
--------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation)                                     (11,867,844)      13,220,094
                                                  ------------------------------
Net increase (decrease) in net assets
resulting from operations                           (6,715,090)      12,127,653

================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                             (1,482,355)        (152,625)
Class B                                               (229,633)              --
Class C                                                (90,802)              --

================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                            (11,131,466)      (9,546,621)
Class B                                              3,181,913        2,373,711
Class C                                              1,009,362         (269,738)

================================================================================
Net Assets

Total increase (decrease)                          (15,458,071)       4,532,380
--------------------------------------------------------------------------------
Beginning of period                                 98,942,539       94,410,159
                                                   -----------------------------
End of period [including undistributed
(overdistributed) net investment income of
$(1,184,693) and $237,984, respectively]           $83,484,468      $98,942,539
                                                   =============================

See accompanying Notes to Financial Statements.

                   17 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS


Class A       Year Ended June 30,                  2000      1999      1998      1997      1996
================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $9.85     $8.81    $12.68    $14.15    $13.48
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .06       .06       .04       .04       .04
Net realized and unrealized gain (loss)            (.91)     1.00     (3.87)    (1.48)      .69
                                                  ----------------------------------------------
Total income (loss) from
investment operations                              (.85)     1.06     (3.83)    (1.44)      .73
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.20)     (.02)     (.04)     (.03)     (.06)
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.20)     (.02)     (.04)     (.03)     (.06)
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.80     $9.85     $8.81    $12.68    $14.15
                                                  ==============================================

================================================================================================
Total Return, at Net Asset Value1                 (8.83)%   12.03%   (30.23)%  (10.20)%    5.44%

================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)        $61,298   $78,514  $ 78,458  $126,086  $161,769
------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $72,512   $78,932  $102,501  $149,564  $171,427
------------------------------------------------------------------------------------------------
Ratios to average net assets:2
Net investment income                              0.66%     0.62%     0.32%     0.28%     0.25%
Expenses                                           1.45%     1.62%     1.43%3    1.34%3    1.38%3
------------------------------------------------------------------------------------------------
Portfolio turnover rate                              36%       45%       65%       21%       38%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   18 OPPENHEIMER GOLD & SPECIAL MINERALS FUND


Class B       Year Ended June 30,                  2000      1999      1998      1997      19961
================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $9.67     $8.70    $12.56    $14.11    $12.33
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .01        --      (.01)     (.04)     (.01)
Net realized and unrealized gain (loss)            (.92)      .97     (3.85)    (1.51)     1.79
                                                  ----------------------------------------------
Total income (loss) from
investment operations                              (.91)      .97     (3.86)    (1.55)     1.78
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.13)       --        --        --        --
                                                  ----------------------------------------------
Total dividends and/or distributions to
shareholders                                       (.13)       --        --        --        --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.63     $9.67     $8.70    $12.56    $14.11
                                                  ==============================================

================================================================================================
Total Return, at Net Asset Value2                 (9.52)%   11.15%   (30.73)%  (10.99)%   14.25%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $15,907   $14,528   $10,681    $8,716    $4,882
------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $16,624   $12,369   $10,150    $7,361    $2,588
------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment loss                               (0.17)%   (0.22)%   (0.41)%   (0.48)%   (0.25)%
Expenses                                           2.22%     2.41%     2.21%4    2.16%4    2.22%4
------------------------------------------------------------------------------------------------
Portfolio turnover rate                              36%       45%       65%       21%       38%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   19 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued


Class C       Year Ended June 30,                  2000      1999      1998      1997      19961
================================================================================================
Per Share Operating Data
Net asset value, beginning of period              $9.69     $8.72    $12.59    $14.13    $12.33
------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .01      (.02)     (.01)     (.02)     (.01)
Net realized and unrealized gain (loss)            (.91)      .99     (3.86)    (1.52)     1.81
                                                  ----------------------------------------------
Total income (loss) from
investment operations                              (.90)      .97     (3.87)    (1.54)     1.80
------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.13)       --        --        --        --
                                                  ----------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.13)       --        --        --        --
------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.66     $9.69     $8.72    $12.59    $14.13
                                                  ==============================================

================================================================================================
Total Return, at Net Asset Value2                 (9.42)%   11.12%   (30.74)%  (10.90)%   14.41%

================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)         $6,279    $5,900    $5,271    $3,935    $1,390
------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $6,579    $5,276    $4,215    $2,672    $  840
------------------------------------------------------------------------------------------------
Ratios to average net assets:3
Net investment loss                               (0.13)%   (0.22)%   (0.41)%   (0.45)%   (0.26)%
Expenses                                           2.22%     2.40%     2.20%4    2.18%4    2.19%4
------------------------------------------------------------------------------------------------
Portfolio turnover rate                              36%       45%       65%       21%       38%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                   20 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                   21 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                       Expiring
                       -----------------------------
                         2001          $3,252,830
                         2004           1,026,788
                         2006           6,314,932
                         2007           9,596,997

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 2000, a provision of $14,845 was made for the Fund's projected benefit obligations and payments of $4,681 were made to retired trustees, resulting in an accumulated liability of $108,911 as of June 30, 2000.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                   22 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $1,779,426, an increase in overdistributed net investment income of $61,053, and a decrease in accumulated net realized loss on investments of $1,840,479. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                   23 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                              Year Ended June 30, 2000        Year Ended June 30, 1999
                                Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------
Class A
Sold                        10,970,320   $ 106,996,661     11,245,976   $  104,670,021
Dividends and/or
distributions reinvested       132,620       1,282,437         15,567          140,416
Redeemed                   (12,110,062)   (119,410,564)   (12,193,450)   (114,357,058)
                           ------------------------------------------------------------
Net decrease                (1,007,122)  $ (11,131,466)      (931,907)  $  (9,546,621)
                           ============================================================
---------------------------------------------------------------------------------------
Class B
Sold                         4,261,492   $  41,145,408      2,242,622   $  20,604,492
Dividends and/or
distributions reinvested        20,484         195,009             --              --
Redeemed                    (3,941,537)    (38,158,504)    (1,967,421)    (18,230,781)
                           ------------------------------------------------------------
Net increase                   340,439   $   3,181,913        275,201   $   2,373,711
                           ============================================================
---------------------------------------------------------------------------------------
Class C
Sold                         2,518,435   $  24,579,605      2,502,629   $  22,956,234
Dividends and/or
distributions reinvested         8,421          80,427             --              --
Redeemed                    (2,410,045)    (23,650,670)    (2,498,625)  $ (23,225,972)
                           ------------------------------------------------------------
Net increase (decrease)        116,811   $   1,009,362          4,004        (269,738)
                           ============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2000, were $34,219,775 and $44,749,095, respectively.
   As of June 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $94,066,822 was:

        Gross unrealized appreciation      $ 14,199,862
        Gross unrealized depreciation       (24,522,267)
                                           ------------
        Net unrealized depreciation        $(10,322,405)
                                           ============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended June 30, 2000 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.

                   24 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A   Commissions   Commissions   Commissions
                        Front-End      Front-End    on Class A    on Class B    on Class C
                    Sales Charges  Sales Charges        Shares        Shares        Shares
                       on Class A    Retained by   Advanced by   Advanced by   Advanced by
Year Ended                 Shares    Distributor  Distributor1  Distributor1  Distributor1
------------------------------------------------------------------------------------------
June 30, 2000            $169,188        $41,619        $6,927      $316,028       $32,162

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                Class A                   Class B                   Class C
                    Contingent Deferred       Contingent Deferred       Contingent Deferred
                          Sales Charges             Sales Charges             Sales Charges
Year Ended      Retained by Distributor   Retained by Distributor   Retained by Distributor
-------------------------------------------------------------------------------------------
June 30, 2000                       $--                   $91,711                    $8,040


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended June 30, 2000, payments under the Class A plan totaled $160,809, all of which were paid by the Distributor to recipients, and included $4,485 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                   25 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended June 30, 2000, were as follows:

                                                    Distributor's  Distributor's
                                                        Aggregate   Unreimbursed
                                                     Unreimbursed  Expenses as %
                   Total Payments  Amount Retained       Expenses  of Net Assets
                       Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
Class B Plan             $166,430         $143,612       $857,827          5.39%
Class C Plan               65,872           30,913        142,209          2.26

================================================================================
5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

                   26 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

================================================================================
6. Illiquid Securities
As of June 30, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2000, was $79,999, which represents 0.10% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended June 30, 2000.

                   27 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

INDEPENDENT AUDITOR S' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Gold & Special Minerals Fund as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP

Denver, Colorado
July 24, 2000

                   28 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Dividends and distributions of $0.1983, $0.1317 and $0.1298 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 7, 1999, all of which was designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
      Dividends paid by the Fund during the fiscal year ended June 30, 2000 which are not designated as capital gain distributions should be multiplied by 15.08% to arrive at the net amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                   29 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

================================================================================
Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board of
                           Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein,Trustee
                           Elizabeth B. Moynihan,Trustee
                           Kenneth A. Randall,Trustee
                           Edward V. Regan,Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Clayton K. Yeutter, Trustee
                           Frank Jennings,Vice President
                           Shanquan Li,Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors       KPMG LLP

================================================================================
Legal Counsel              Mayer, Brown & Platt

                           This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For other material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                   30 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

OPPENHEIMERFUNDS FAMILY

==========================================================================================================
Global Equity
                           Developing Markets Fund               Global Fund
                           International Small Company Fund      Quest Global Value Fund
                           Europe Fund                           Global Growth & Income Fund
                           International Growth Fund

==========================================================================================================
Equity
                           Stock                                 Stock & Bond
                           Enterprise Fund1                      Main Street(R)Growth & Income Fund
                           Discovery Fund                        Quest Opportunity Value Fund
                           Main Street(R)Small Cap Fund          Total Return Fund
                           Quest Small Cap Value Fund            Quest Balanced Value Fund
                           MidCap Fund                           Capital Income Fund2
                           Capital Appreciation Fund             Multiple Strategies Fund
                           Growth Fund                           Disciplined Allocation Fund
                           Disciplined Value Fund                Convertible Securities Fund
                           Quest Value Fund
                           Trinity Growth Fund                   Specialty
                           Trinity Core Fund                     Real Asset Fund
                           Trinity Value Fund                    Gold & Special Minerals Fund

==========================================================================================================
Fixed Income
                           Taxable                               Municipal
                           International Bond Fund               California Municipal Fund3
                           World Bond Fund                       Main Street(R)California Municipal Fund3
                           High Yield Fund                       Florida Municipal Fund3
                           Champion Income Fund                  New Jersey Municipal Fund3
                           Strategic Income Fund                 New York Municipal Fund    3
                           Bond Fund                             Pennsylvania Municipal Fund3
                           Senior Floating Rate Fund             Municipal Bond Fund
                           U.S. Government Trust                 Insured Municipal Fund
                           Limited-Term Government Fund          Intermediate Municipal Fund

                                                                 Rochester Division
                                                                 Rochester Fund Municipals
                                                                 Limited Term New York Municipal Fund

==========================================================================================================
Money Market4
                           Money Market Fund                     Cash Reserves

1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

                   31 OPPENHEIMER GOLD & SPECIAL MINERALS FUND

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions1
www.oppenheimerfunds.com
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General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
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Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
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1.800.533.3310
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Mon-Fri 9am-6:30pm ET
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OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
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Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
Ticker Symbols   Class A: OPGSX   Class B: OGMBX Class C: OGMCX
--------------------------------------------------------------------------------
1. At times this website may be inaccessible or its transaction feature may be unavailable.

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